Exhibit 5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our reports dated October 18, 1994, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 2-66358, 2-60616, 2-88433, 33-20892 and 33-21069).

                                                 Arthur Andersen LLP

Dayton, Ohio,
November 21, 1994.
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